SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 16, 2001


                                HORIZON PCS, INC.

               (Exact name of registrant as specified in charter)



               Delaware                               333-51238                            31-1707839
    (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
            incorporation)



          68 East Main Street
           Chillicothe, Ohio                                   45601-0480
         (Address of principal                                 (Zip Code)
          executive offices)


       (Registrant's telephone number including area code) (740) 772-8200

ITEM 5.  OTHER EVENTS.

     On July 16, 2001, Horizon PCS, Inc. issued a press release regarding its second quarter conference call. Horizon PCS hereby incorporates by reference herein the information set forth in its Press Release dated July 16, 2001, a copy of which is annexed hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         Not Applicable.

         (b)      Pro Forma Financial Information.

         Not Applicable.

         (c)      Exhibits.

Exhibit
Number            Description
---------         -----------
99                Press Release dated July 16, 2001

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HORIZON PCS, INC.




Date: July 16, 2001             By:  /s/      Peter M. Holland
                                   ----------------------------------------
                                   Peter M. Holland
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)





1376090v1